                                 ANNUAL REPORT
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           [logo]
    NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

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                            New England Balanced Fund

                               [Graphic Omitted]

DECEMBER 31, 1997

                                                                   February 1998
--------------------------------------------------------------------------------

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."

[Photo]

Dear Shareholder:

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar Logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

Sincerely,

/s/ Henry L.P. Schmelzer
Henry L.P. Schmelzer
President

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                           NEW ENGLAND BALANCED FUND
--------------------------------------------------------------------------------

                                    Investment Results Through December 31, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in New England Balanced Fund Class A Shares since 12/31/87, compared to a blend of the S&P 500 and Lehman Intermediate Government/Corporate Indices. The data points to this chart are as follows:]

                Growth of a $10,000 Investment in Class A Shares

                      December 1987 through December 1997

                      NAV            MSC          S&P 500

12/31/1987          $10,000       $ 9,425       $10,000
      1988          $11,002       $10,369       $10,799
      1989          $12,143       $11,445       $13,628
      1990          $10,856       $10,232       $13,684
      1991          $14,027       $13,220       $17,170
      1992          $15,981       $15,062       $19,565
      1993          $18,247       $17,198       $20,402
      1994          $17,760       $16,738       $24,052
      1995          $22,432       $21,142       $31,025
      1996          $26,272       $24,762       $36,084
      1997          $30,878       $29,102       $44,892

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, Class C and Class Y share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                            NEW ENGLAND BALANCED FUND

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/97

 CLASS A (Inception 11/27/68)           1 YEAR      5 YEARS       10 YEARS
 Net Asset Value(1)                     17.53%       14.08%        11.94%
 With Max. Sales Charge(2)              10.78        12.74         11.27
 S&P/Lehman Intermediate G/C Blend(4)   24.41        15.48         14.62
 Lipper Balanced Average(5)             18.96        13.20         12.92

--------------------------------------------------------------------------------
 CLASS B (Inception 9/13/93)            1 YEAR      3 YEARS     SINCE INCEPTION
 Net Asset Value(1)                     16.67%       19.34%        13.08%
 With CDSC(3)                           11.67        18.64         12.77
 S&P/Lehman Intermediate G/C Blend(4)   24.41        23.35         16.21
(Lehman calculated from 9/30/93)
 Lipper Balanced Average(5)             18.96        19.42         13.11
(calculated from 9/30/93)

--------------------------------------------------------------------------------
 CLASS C (Inception 12/30/94)           1 YEAR   SINCE INCEPTION
 Net Asset Value(1)                     16.64%       19.28%
 S&P/Lehman Intermediate G/C Blend(4)   24.41        23.35
 Lipper Balanced Average(5)             18.96        19.42

--------------------------------------------------------------------------------
 CLASS Y (Inception 3/8/94)             1 YEAR      3 YEARS     SINCE INCEPTION
 Net Asset Value(1)                     18.11%       20.79%        15.13%
 S&P/Lehman Intermediate G/C Blend(4)   24.41        23.35         18.21
(Lehman calculated from 3/31/94)
 Lipper Balanced Average(5)             18.96        19.42         15.54
(calculated from 3/31/94)

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. The Fund was changed from an equity income fund to a balanced fund on March 1, 1990. Results for periods prior to that date reflect former investment policies and are not necessarily representative of results that would have been achieved had the Fund's current investment policies then been in effect.

    NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) Represented by a 65% weighting in the S&P 500 and a 35% weighting in the Lehman Intermediate Government/Corporate Bond Index. Indices are rebalanced to 65%/35% at the end of each year. Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds, issued by the U.S. government and U.S. corporations, having maturities between one and ten years. The indices' performance have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Lipper Balanced Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
--------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Q. Please tell us about New England Balanced Fund's 1997 performance.

[Photo of Carol McMurtrie]
[Photo of Tricia Mills]
[Photo of Meri Anne Beck]
[Photo of John Hyll]
[Photo of Roderick Dillon]
[Photo of Barr Segal]

Carol McMurtrie,
Tricia Mills,
Meri Anne Beck,
John Hyll,
Roderick Dillon,
Barr Segal,
Loomis, Sayles & Co., L.P.

For the year ending December 31, 1997, New England Balanced Fund's Class A shares had a total return (based on net asset value) of 17.53%, compared to an average return of 18.96% for the Lipper Balanced Fund average. Both the equity and fixed-income portions of the portfolio contributed to the Fund's return, which reflected a $0.31 per share gain in net asset value to $14.25 per share and the reinvestment of $2.07 per share in income and capital gains distributions.

The Fund's Class B and C shares had total returns (based on net asset value) of 16.67% and 16.64%, respectively.

Q. What was the investment environment like?

Early in 1997, investors concentrated on a few very large companies expected do well despite the economic slowdown that many foresaw. This large-capitalization bias fed sharp rises in the major market indicators -- the S&P 500 Index and the Dow Jones Industrial Average.

But instead of slowing, the economy kept expanding, shifting institutional focus to large-capitalization cyclical companies that might benefit from an upturn. In March, the Federal Reserve Board raised short-term interest rates a one-quarter percentage point, the only increase in 1997.

Sustained economic vigor and low inflation encouraged investors to seek wider opportunities. Consequently, in the second and third quarters, value stocks and mid-sized companies, categories that the Fund emphasized, outperformed the large-cap sector. Then, as the Asian economic crisis began to unsettle the region's markets, capital once again poured into big highly liquid holdings with defensive characteristics.

Q. Given this environment, what was your strategy during the year?

During the market's rise, the portfolio's equity exposure reached 67%. Bonds, meanwhile, were weak (due to fears of inflation and higher interest rates), keeping the fixed-income portion of the Fund below its usual 35%- 40% range.

When stocks began to look overvalued, we eased back our equity commitment to the lower end of our 60%- to-65% target range. We ended 1997 slightly below that range, having found more "sell" candidates than "buy" ideas in the waning weeks of the year.


                        Your Fund's Asset Mix -- 12/31/97

                      Stocks                         59.5%
                      Bonds                          39.4%
                      Cash & Cash Equivalents         1.1%

Portfolio holdings and asset allocations will vary.


Q. What were some of the factors that affected equity performance, either positively or negatively?

The Fund benefited from its emphasis on banks and its underweighting in utilities. The economic background -- low inflation and declining interest rates -- favored earnings growth for banks. Meanwhile, the new, competitive operating environment introduced uncertainty into earnings estimates for utilities and held back their dividend growth. Elsewhere, the portfolio's telecommunications holdings lagged until late in the fourth quarter, while stocks in the healthcare services sector were disappointing. Our commitment to technology stocks, while small, served the Fund well.

Because we emphasize value-based stock selection, the Fund was underexposed to the large-cap growth stocks that the market favored. The Fund benefited from the summer rally in mid-cap stocks, especially those with lower price/earnings ratios that more closely fit our value-investing mission.

Q. What was the fixed-income environment like, and how did you respond?

After rising early in the year, interest rates declined as inflation concerns dwindled, moving bond prices higher. By August, economic instability in Southeast Asia led investors to the safer harbor of U.S. Treasury securities, driving prices up and yields down further.

                 Your Fund's Five Largest Industries -- 12/31/97

                                                         % of
                    Industry                          Net Assets
               ------------------------------------------------
                 1. U.S. Government and Agencies          9.6
               ------------------------------------------------
                 2. Banks                                 7.8
               ------------------------------------------------
                 3. Insurance                             7.2
               ------------------------------------------------
                 4. Telephone                             5.8
               ------------------------------------------------
                 5. Chemicals                             5.7

Portfolio holdings and asset allocations will vary.

Over the spring and summer, we extended the portfolio's duration -- a measure of its overall sensitivity to interest rate changes -- to capture more of the price rises we anticipated. We also increased holdings of U.S. agency mortgage pass-throughs when that sector presented the opportunity to add yield at attractive valuations.

Our commitment to corporate bonds paid off, as corporates outperformed other bonds for most of the year. After the Fed raised short-term interest rates, we invested in Sprint Spectrum and Loewen Group to take advantage of wider spreads (the difference between the yields of corporate bonds and Treasury securities of similar maturities). We also purchased bonds of Saga Petroleum and SKF. We opportunistically eliminated our bond position in Columbia HCA and took profits in Federated Department Stores.

As the year ended, the average quality of the bonds in the portfolio was AA, with a few carefully selected high-yield bonds. There has been no exposure to Southeast Asia; at year-end, all foreign holdings were Yankee bonds, which are foreign issues that are insulated from currency fluctuations because they are denominated in U.S. dollars.

Q. What do you see ahead for the bond and stock markets, and what does it imply for the Fund?

Given our favorable outlook for bonds -- slower growth with low inflation -- we continue to extend duration. Prolonged turmoil in Southeast Asia could limit pricing power for U.S. companies, dampening inflation further -- another positive for bond prices.

On the equity side, we will continue to focus on areas where Loomis Sayles' analysts expect above-market growth rates. The Fund started 1998 with a portfolio priced below the market's average price/earnings ratio while having an overall better earnings growth outlook. We believe valuations generally favor mid-cap stocks over large companies, particularly those mid-sized firms with above-average growth prospects, an area in which the Fund is well positioned.

As in the past, we will rely on the extensive proprietary research capability of Loomis Sayles, focusing on sound value in selecting stocks and bonds for the portfolio.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 1997

COMMON STOCK--59.5% OF TOTAL NET ASSETS

   SHARES         DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------
             AEROSPACE--1.2%
     42,000  Northrop Grumman Corp. ............................   $  4,830,000
                                                                   ------------
             APPAREL & TEXTILES--1.8%
     79,200  Reebok International, Ltd. (c) ....................      2,281,950
    157,400  Warnaco Group .....................................      4,938,425
                                                                   ------------
                                                                      7,220,375
                                                                   ------------
             BANKS--6.5%
     69,000  BankAmerica Corp. .................................      5,037,000
     84,900  Charter One Financial, Inc. .......................      5,359,312
     38,800  Chase Manhattan ...................................      4,248,600
     33,800  Fleet Financial Group, Inc. .......................      2,532,888
     39,700  NationsBank Corp. .................................      2,414,256
    163,800  Norwest Corp. .....................................      6,326,775
                                                                   ------------
                                                                     25,918,831
                                                                   ------------
             CHEMICALS--5.7%
    225,400  Crompton & Knowles Corp. ..........................      5,973,100
     79,400  El duPont de Nemours & Co. ........................      4,768,962
    150,200  IMC Global, Inc., Rights (c) ......................      4,919,050
     42,700  PPG Industries, Inc. ..............................      2,439,238
    182,400  Solutia, Inc. (c) .................................      4,867,800
                                                                   ------------
                                                                     22,968,150
                                                                   ------------
             COMPUTERS & BUSINESS EQUIPMENT--2.0%
     91,000  3Com Corp. (c) ....................................      3,179,313
    151,700  Gateway 2000, Inc. ................................      4,949,212
                                                                   ------------
                                                                      8,128,525
                                                                   ------------
             CONSUMER-JEWELRY/NOVELTY/GIFTS--1.4%
    140,900  American Greetings Corp. ..........................      5,512,713
                                                                   ------------
             ELECTRIC COMPANIES--0.0%
      2,500  CMS Energy Corp. ..................................        110,156
                                                                   ------------
             ELECTRONICS--1.1%
     88,700  Raytheon Co., Class B .............................      4,479,350
                                                                   ------------
             FINANCIAL SERVICES--3.0%
    140,900  Federal Home Loan Mortgage Corp. ..................      5,908,994
    106,600  Federal National Mortgage Association .............      6,082,862
                                                                   ------------
                                                                     11,991,856
                                                                   ------------
             FREIGHT TRANSPORTATION--2.0%
    171,700  Canadian Pacific, Ltd. ............................      4,678,825
     54,700  Federal Express Corp. (c) .........................      3,340,119
                                                                   ------------
                                                                      8,018,944
                                                                   ------------

             HEALTH CARE--SERVICES--2.5%
     35,200  Aetna, Inc. .......................................      2,483,800
    153,700  Columbia/HCA Healthcare Corp. .....................      4,553,362
    136,700  Foundation Health Systems, Inc. (c) ...............      3,058,663
                                                                   ------------
                                                                     10,095,825
                                                                   ------------
             HOUSING & BUILDING MATERIALS--4.5%
     66,900  Armstrong World Industries, Inc. ..................      5,000,775
    116,500  Leggett & Platt, Inc. .............................      4,878,437
    105,800  Masco Corp. .......................................      5,382,575
     44,600  Philips Electronics NV (ADR) (d) ..................      2,698,300
                                                                   ------------
                                                                     17,960,087
                                                                   ------------
             INSURANCE--6.6%
     53,400  ACE, Ltd. .........................................      5,153,100
     51,600  Allstate Corp. ....................................      4,689,150
    136,000  Everest Reinsurance Holdings, Inc. ................      5,610,000
     51,200  Loews Corp. .......................................      5,433,600
    165,900  TIG Holdings, Inc. ................................      5,505,806
                                                                   ------------
                                                                     26,391,656
                                                                   ------------
             LEISURE TIME--1.5%
    192,800  Hasbro, Inc. ......................................      6,073,200
                                                                   ------------
             MACHINERY--2.7%
     43,500  Case Corp. ........................................      2,629,031
     47,200  Deere & Co. .......................................      2,752,350
    145,800  Dover Corp. .......................................      5,267,025
                                                                   ------------
                                                                     10,648,406
                                                                   ------------
             MANUFACTURING--DIVERSIFIED--1.2%
    122,000  Allied Signal, Inc. ...............................      4,750,375
                                                                   ------------
             MANUFACTURING -- SPECIAL--0.4%
     44,200  York International Corp. ..........................      1,748,663
                                                                   ------------
             OIL & GAS--3.5%
     31,000  British Petroleum PLC (ADR) (d) ...................      2,470,312
    155,300  Tosco Corp. .......................................      5,872,281
     72,800  United Meridian Corp. (c) .........................      2,047,500
     89,100  Unocal Corp. ......................................      3,458,194
                                                                   ------------
                                                                     13,848,287
                                                                   ------------
             PAPER & FOREST PRODUCTS--0.4%
     14,700  Georgia Pacific Corp. .............................        893,025
     14,700  Georgia Pacific Timber Corp. ......................        333,506
     12,600  Mead Corp. ........................................        352,800
                                                                   ------------
                                                                      1,579,331
                                                                   ------------

             RETAIL--2.7%
    134,700  Dillard's, Inc. ...................................      4,748,175
    252,000  Office Depot, Inc. ................................      6,032,250
                                                                   ------------
                                                                     10,780,425
                                                                   ------------
             RETAIL--FOOD & DRUG--1.5%
    159,700  Kroger Co. (c) ....................................      5,898,919
                                                                   ------------
             TELEPHONE--5.8%
     72,200  Ameritech Corp. ...................................      5,812,100
     54,400  Bell Atlantic Corp. ...............................      4,950,400
    110,700  BellSouth Corp. ...................................      6,233,794
     84,300  SBC Communications, Inc. ..........................      6,174,975
                                                                   ------------
                                                                     23,171,269
                                                                   ------------
             TOBACCO--1.5%
    163,400  UST, Inc. .........................................      6,035,588
                                                                   ------------
             Total Common Stock
              (Identified Cost $179,748,214) ...................    238,160,931
                                                                   ------------

BONDS AND NOTES--39.4%

       FACE
      AMOUNT
-------------------------------------------------------------------------------
             BANKS--1.3%
$1,140,000   Chase Manhattan Corp., 10.000%, 6/15/99 ...........      1,199,679
   600,000   First National Tennessee Corp., 10.375%, 6/01/99 ..        634,788
 3,430,000   Mellon Bank, 7.000%, 3/15/06 ......................      3,538,560
                                                                   ------------
                                                                      5,373,027
                                                                   ------------
             CABLE & MEDIA--0.8%
 3,270,000   TCI Communications, Inc., 7.250%, 6/15/99 .........      3,307,507
                                                                   ------------
             FINANCE--3.8%
 2,000,000   American General Corp., 9.625%, 7/15/00 ...........      2,155,340
 1,000,000   Avalon Properties, Inc., 7.375%, 9/15/02 ..........      1,035,930
 1,790,000   Dean Witter Discover & Co., 6.750%, 1/01/16 .......      1,772,333
 1,000,000   General Motors Acceptance Corp., 5.500%, 12/15/01 .        971,640
 1,700,000   Household International, 5.250%, 10/15/98 .........      1,690,820
   940,000   International Lease Finance Corp., 6.350%, 11/07/01        946,824
 1,700,000   Sears, Roebuck Acceptance Corp., 6.950%, 5/15/02 ..      1,745,254
 2,425,000   Secured Finance, 9.050%, 12/15/04 .................      2,769,035
 2,084,418   World Omni Automobile Lease Finance Corp., 6.550%,
               6/25/02 .........................................      2,094,153
                                                                   ------------
                                                                     15,181,329
                                                                   ------------
             FOOD & BEVERAGES--1.0%
 3,700,000   Archer-Daniels-Midland Co., 7.500%, 3/15/27 .......      4,053,350
                                                                   ------------

             U.S. GOVERNMENT AND AGENCIES--9.6%
 2,575,000   Federal Home Loan Bank, 4.281%, 11/23/98 (e) ......      2,525,921
 7,600,000   United States Treasury Bonds, 6.500%, 11/15/26 ....      8,113,000
 3,520,000   United States Treasury Bonds, 6.625%, 2/15/27 .....      3,821,382
   500,000   United States Treasury Notes, 6.625%, 7/31/01 .....        514,060
 3,855,000   United States Treasury Notes, 6.500%, 8/15/05 .....      4,022,461
 8,150,000   United States Treasury Notes, 7.000%, 7/15/06 .....     19,590,566
                                                                   ------------
                                                                     38,587,390
                                                                   ------------
             HEALTH CARE--SERVICES--0.5%
 1,775,000   National Health Investors, Inc., 7.300%, 7/16/07 ..      1,855,408
                                                                   ------------
             INDUSTRIALS--4.0%
 3,390,000   Loewen Group International, Inc.,
               7.750%, 10/15/01 ................................      3,531,499
 1,790,000   Philips Electronics NV, 7.250%, 8/15/13 ...........      1,837,721
 4,765,000   SKF, 7.125%, 7/01/07 ..............................      4,980,521
 2,000,000   Tektronix, Inc., 7.625%, 8/15/02 ..................      2,076,100
 2,500,000   Textron, Inc., 6.625%, 11/15/07 ...................      2,532,525
 1,200,000   Williams Holdings Co., 6.250%, 2/01/06 ............      1,186,224
                                                                   ------------
                                                                     16,144,590
                                                                   ------------
             INSURANCE--0.6%
 1,095,000   Progressive Corp., 10.000%, 12/15/00 ..............      1,202,310
 1,000,000   USF&G Corp., 8.375%, 6/15/01 ......................      1,057,550
                                                                   ------------
                                                                      2,259,860
                                                                   ------------
             LEISURE & LODGING--1.9%
 2,125,000   Carnival Corp., 7.050%, 5/15/05 ...................      2,188,601
 3,000,000   La Quinta Inns, Inc., 7.400%, 9/15/05 .............      3,075,000
 2,000,000   Royal Caribbean Cruises Line, 8.125%, 7/28/04 .....      2,149,880
                                                                   ------------
                                                                      7,413,481
                                                                   ------------
             MEDIA & ENTERTAINMENT--0.5%
 1,710,000   Time Warner Entertainment Co., 8.875%, 10/01/12 ...      2,005,693
                                                                   ------------
             MORTGAGE--3.7%
 6,180,000   Federal Home Loan Mortgage Corp.,
               6.000%, 12/01/27 ................................      5,957,891
 2,130,380   Federal National Mortgage Association,
               7.000%, 12/01/11 ................................      2,164,551
 1,573,693   Federal National Mortgage Association,
               7.000%, 12/01/11 ................................      1,598,935
 1,986,713   Federal National Mortgage Association,
               7.000%, 12/01/12 ................................      2,015,878
   215,578   Federal National Mortgage Association,
               7.500%, 6/01/15 .................................        223,716
 3,000,000   Federal National Mortgage Association,
               6.000%, 2/25/24 .................................      2,807,250
                                                                   ------------
                                                                     14,768,221
                                                                   ------------

             MORTGAGE BACKED--1.2%
 3,868,058   Federal Home Loan Mortgage Association,
                6.000%, 8/15/22 ................................      3,626,304
 1,000,000   Federal Home Loan Mortgage Association,
                6.500%, 3/15/23 ................................        996,870
   174,119   Federal Home Loan Mortgage Corp., 7.750%, 10/15/98         174,336
                                                                   ------------
                                                                      4,797,510
                                                                   ------------
             OIL & GAS--2.0%
 4,190,000   Kerr-Mcgee Corp., 6.625%, 10/15/07 ................      4,318,591
 3,700,000   Saga Petroleum, 7.250%, 9/23/27 ...................      3,857,287
                                                                   ------------
                                                                      8,175,878
                                                                   ------------
             PAPER--0.3%
   500,000   Westvaco Corp., 9.650%, 3/01/02 ...................        560,560
   500,000   Westvaco Corp., 10.300%, 1/15/19 ..................        537,240
                                                                   ------------
                                                                      1,097,800
                                                                   ------------
             RAILROADS & EQUIPMENT--0.6%
 2,350,000   Norfolk Southern Corp., 7.050%, 5/01/37 ...........      2,494,384
                                                                   ------------
             RETAIL--0.1%
   500,000   Sears, Roebuck & Co., 9.300%, 4/15/98 .............        504,510
                                                                   ------------
             SECURITIES--2.6%
 3,050,000   Bear Stearns Cos., Inc., 6.750%, 12/15/07 .........      3,062,810
 1,500,000   Donaldson Lufkin & Jenrette, Inc.,
               6.875%, 11/01/05 ................................      1,525,275
 1,500,000   Lehman Brothers Holdings, Inc., 8.875%, 11/01/98 ..      1,531,605
 4,025,000   Salomon Inc., 7.000%, 3/15/04 .....................      4,137,620
                                                                   ------------
                                                                     10,257,310
                                                                   ------------
             TECHNOLOGY--0.9%
 3,410,000   Digital Equipment Corp., 8.625%, 11/01/12 .........      3,735,075
                                                                   ------------
             TELECOMMUNICATION--0.9%
 4,600,000   Sprint Spectrum, L.P., Zero Coupon, 8/15/06 .......      3,565,000
                                                                   ------------
             TRANSPORTATION--2.0%
 2,000,000   American Airlines, 10.180%, 1/02/13 ...............      2,499,540
 1,000,000   Delta Air Lines, Inc., 7.790%, 12/01/98 ...........      1,013,930
   500,000   Delta Air Lines, Inc., 9.530%, 11/17/99 ...........        527,800
   600,000   Delta Air Lines, Inc., 9.200%, 9/23/14 ............        711,660
 3,000,000   Northwest Airlines Corp., 8.375%, 3/15/04 .........      3,088,620
                                                                   ------------
                                                                      7,841,550
                                                                   ------------
             UTILITIES--0.6%
 2,160,000   W3A Funding Corp., 8.090%, 1/02/17 ................      2,257,934
                                                                   ------------

             YANKEE/SUPRANATIONAL--0.5%
 1,100,000   Export-Import Bank, Japan, 9.500%, 6/29/00 ........      1,182,500
   600,000   Hydro Quebec, 6.520%, 2/23/06 .....................        605,886
                                                                   ------------
                                                                      1,788,386
                                                                   ------------
               Total Bonds and Notes (Identified
                 Cost $151,773,184) ............................   $157,465,193
                                                                   ------------

SHORT TERM INVESTMENTS--0.1%
-------------------------------------------------------------------------------
   536,000   Repurchase Agreement with State Street Bank & Trust
               Co. dated 12/31/97 at 5.000% to be repurchased at
               $536,149 on 1/02/98 collateralized by $540,000 U.S.
               Treasury Note 6.000% due 9/30/98 with a value of
               $549,539 ........................................        536,000
                                                                   ------------
             Total Short Term Investments (Identified Cost
               $536,000) .......................................        536,000
                                                                   ------------
             Total Investments--99.0% (Identified
               Cost $332,057,398) (b) ...........................   396,162,124
             Other assets less liabilities ......................     4,032,086
                                                                   ------------
             Total Net Assets--100% .............................  $400,194,210
                                                                   ============
(a) See Note 1a.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on
    investments based on cost of $332,401,265 for federal
    income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost. ............................................  $ 72,165,435
      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost over
      value. ....................................................    (8,404,576)
                                                                   ------------
      Net unrealized appreciation ...............................  $ 63,760,859
                                                                   ============
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(e) Floating rate notes are instruments whose interest rates vary with changes in a designated base rate on a specific date. These notes reset quarterly based upon a specific index.

                 See accompanying notes to financial statements

                       STATEMENT OF ASSETS & LIABILITIES

December 31, 1997

ASSETS
  Investments at value .....................                    $396,162,124
  Cash .....................................                             361
  Receivable for:
    Fund shares sold .......................                         470,880
    Securities sold ........................                       1,788,757
    Dividends and interest .................                       2,928,287
  Prepaid registration expense .............                           9,000
                                                                ------------
                                                                 401,359,409
LIABILITIES
  Payable for:
    Securities purchased ...................     $109,235
    Fund shares redeemed ...................      604,269
    Withholding taxes ......................        5,069
  Accrued expenses:
    Management fees ........................      252,999
    Deferred trustees' fees ................       75,044
    Accounting and administrative ..........        5,336
    Other ..................................      113,247
                                                 --------
                                                                   1,165,199
                                                                ------------
NET ASSETS .................................                    $400,194,210
                                                                ============
  Net Assets consist of:
    Capital paid in ........................                    $331,203,062
    Overdistributed net investment income ..                         (38,382)
    Accumulated net realized gains .........                       4,924,759
    Unrealized appreciation on investments .                      64,104,771
                                                                ------------
NET ASSETS .................................                    $400,194,210
                                                                ============
Computation of net asset value and offering price:
Net asset value and redemption price of
  Class A shares ($233,420,724 divided by
  16,376,185 shares of beneficial interest)                           $14.25
                                                                      ======
Offering price per share (100/94.25 of $14.2                          $15.12*
                                                                      ======
Net asset value and offering price of Class
  B shares ($76,557,592 divided by
  5,410,555 shares of beneficial interest) .                          $14.15**
                                                                      ======
Net asset value and offering price of Class
  C shares ($4,595,609 divided by 325,885
  shares of beneficial interest) ...........                          $14.10
                                                                      ======
Net asset value and offering price of Class
  Y shares ($85,620,285 divided by 6,000,914
  shares of beneficial interest) ...........                          $14.27
                                                                      ======
Identified cost of investments .............                    $332,057,398
                                                                ============

 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements

                            STATEMENT OF OPERATIONS

Year Ended December 31, 1997

INVESTMENT INCOME
  Dividends ..................................                  $  3,349,053(a)
  Interest ...................................                    10,445,137
                                                                ------------
                                                                  13,794,190
  Expenses
    Management fees ..........................  $2,830,754
    Service fees - Class A ...................     567,385
    Service and distribution fees - Class B ..     680,895
    Service and distribution fees - Class C ..      36,277
    Trustees' fees and expenses ..............      21,000
    Accounting and administrative ............      63,882
    Custodian ................................     125,801
    Transfer agent ...........................     670,248
    Audit and tax services ...................      35,490
    Legal ....................................      10,153
    Printing .................................      55,970
    Registration .............................      53,372
    Miscellaneous ............................      32,219
                                                ----------
  Total expenses .............................                     5,183,446
                                                                ------------
  Net investment income ......................                     8,610,744
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain on Investments - net .........                    44,522,520
    Unrealized appreciation on:
      Investments - net ......................   9,443,710
      Foreign currency transactions - net ....          45
                                              ------------
  Net unrealized appreciation on investments
    and foreign currency transactions ........                     9,443,755
                                                                ------------
  Net gain on investment transactions ........                    53,966,275
                                                                ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $ 62,577,019
                                                                ============

(a) Net of foreign taxes of : $24,524.

                 See accompanying notes to financial statements

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------
                                                                     1996                   1997
                                                                 ------------           ------------
FROM OPERATIONS
  Net investment income ...................................      $  8,916,803           $  8,610,744
  Net realized gain on investments ........................        23,718,238             44,522,520
  Unrealized appreciation on investments ..................        19,414,861              9,443,755
                                                                 ------------           ------------
  Increase in net assets from operations ..................        52,049,902             62,577,019
                                                                 ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................        (5,852,505)            (5,058,699)
    Class B ...............................................        (1,086,841)            (1,076,687)
    Class C ...............................................           (35,007)               (59,400)
    Class Y ...............................................        (2,273,570)            (2,402,391)
  In excess of net investment income
    Class A ...............................................           (86,451)                     0
    Class B ...............................................           (16,054)                     0
    Class C ...............................................              (518)                     0
    Class Y ...............................................           (33,584)                     0
  Net realized gain on investments
    Class A ...............................................       (14,194,062)           (26,172,311)
    Class B ...............................................        (3,640,173)            (8,351,315)
    Class C ...............................................          (144,376)              (483,496)
    Class Y ...............................................        (4,878,053)           (11,201,373)
                                                                 ------------           ------------
                                                                  (32,241,194)           (54,805,672)
                                                                 ------------           ------------
    Increase in net assets derived from capital share
    transactions ..........................................        41,383,400             34,227,005
                                                                 ------------           ------------
    Total increase in net assets ..........................        61,192,108             41,998,352

NET ASSETS
  Beginning of the year ...................................       297,003,750            358,195,858
                                                                 ------------           ------------
  End of the year .........................................      $358,195,858           $400,194,210
                                                                 ============           ============
UNDISTRIBUTED/(OVERDISTRIBUTED) NET INVESTMENT INCOME
  Beginning of the year ...................................      $    297,609           $     67,903
                                                                 ============           ============
  End of the year .........................................      $     67,903           $    (38,382)
                                                                 ============           ============

                 See accompanying notes to financial statements

                              FINANCIAL HIGHLIGHTS

                                                                          CLASS A
                                           ----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------
                                              1993           1994           1995           1996           1997
                                              ----           ----           ----           ----           ----
Net Asset Value, Beginning of Year ..       $11.16          $12.13         $11.27         $13.14         $13.94
                                            ------          ------         ------         ------         ------
Income From Investment Operations
Net Investment Income ...............         0.31            0.33           0.42           0.38           0.33
Net Realized and Unrealized Gain
  (Loss) on Investments .............         1.26           (0.65)          2.49           1.76           2.05
                                            ------          ------         ------         ------         ------
Total From Investment Operations ....         1.57           (0.32)          2.91           2.14           2.38
                                            ------          ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income         (0.31)          (0.33)         (0.40)         (0.39)         (0.33)
Distributions From Net Realized
  Capital Gains .....................        (0.29)          (0.21)         (0.64)         (0.95)         (1.74)
                                            ------          ------         ------         ------         ------
Total Distributions .................        (0.60)          (0.54)         (1.04)         (1.34)         (2.07)
                                            ------          ------         ------         ------         ------
Net Asset Value, End of Year ........       $12.13          $11.27         $13.14         $13.94         $14.25
                                            ======          ======         ======         ======         ======
Total Return (%) (a) ................         14.2            (2.7)          26.3           17.1           17.5
Ratio of Operating Expenses to
  Average Net Assets (%) ............         1.40            1.40           1.36           1.33           1.29
Ratio of Net Investment Income to
  Average Net Assets (%) ............         2.66            2.91           3.37           2.79           2.25
Portfolio Turnover Rate (%) .........           50              36            54              70             69
Average Commission Rate (b) .........           --              --            --         $0.0577        $0.0590
Net Assets, End of Year   (000) .....     $158,308        $158,332       $196,514       $219,626       $233,421

(a) A sales charge is not reflected in total return calculations.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark- ups, mark-downs, or spreads on shares traded on a principal basis.

                                                                       CLASS B
                                      --------------------------------------------------------------------------
                                        SEPTEMBER 13(a)
                                            THROUGH                       YEAR ENDED DECEMBER 31,
                                          DECEMBER 31,       ----------------------------------------------------
                                              1993              1994          1995          1996          1997
                                        ----------------        ----          ----          ----          ----
Net Asset Value, Beginning of Period         $12.16            $12.11        $11.24        $13.08        $13.86
                                             ------            ------        ------        ------        ------
Income From Investment Operations
Net Investment Income ...............          0.16              0.26          0.34          0.29          0.23
Net Realized and Unrealized Gain
  (Loss) on Investments .............          0.24             (0.66)         2.46          1.74          2.03
                                             ------            ------        ------        ------        ------
Total From Investment Operations ....          0.40             (0.40)         2.80          2.03          2.26
                                             ------            ------        ------        ------        ------
Less Distributions
Dividends From Net Investment Income          (0.16)            (0.26)        (0.32)        (0.30)        (0.23)
Distributions From Net Realized
  Capital Gains .....................         (0.29)            (0.21)        (0.64)        (0.95)        (1.74)
                                             ------            ------        ------        ------        ------
Total Distributions .................         (0.45)            (0.47)       (0.96)         (1.25)        (1.97)
                                             ------            ------        ------        ------        ------
Net Asset Value, End of Period ......        $12.11            $11.24        $13.08        $13.86        $14.15
                                             ======            ======        ======        ======        ======
Total Return (%) (c) ................           3.3             (3.4)          25.3          16.3          16.7
Ratio of Operating Expenses to
  Average Net Assets (%) ............          2.36 (b)         2.15           2.11          2.08          2.04
Ratio of Net Investment Income to
  Average Net Assets (%) ............           1.92 (b)         2.16          2.62          2.04          1.50
Portfolio Turnover Rate (%) .........            50                36            54            70            69
Average Commission Rate (d) .........            --                --            --       $0.0577       $0.0590
Net Assets, End of Period (000) .....        $4,691           $21,607       $40,361       $58,367       $76,558

(a) Commencement of Operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge in the case of Class B shares is not reflected in total return calculations. Periods less than one year are not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark- ups, mark-downs, or spreads on shares traded on a principal basis.

                                                                            CLASS C
                                                             --------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                             --------------------------------------
                                                                1995          1996          1997
                                                                ----          ----          ----
Net Asset Value, Beginning of Year .......................       $11.24        $13.05        $13.82
                                                                 ------        ------        ------
Income From Investment Operations
Net Investment Income ....................................         0.35          0.29          0.23
Net Realized and Unrealized Gain on Investments ..........         2.44          1.73          2.02
                                                                 ------        ------        ------
Total From Investment Operations .........................         2.79          2.02          2.25
                                                                 ------        ------        ------
Less Distributions
Dividends From Net Investment Income .....................        (0.34)        (0.30)        (0.23)
Distributions From Net Realized Capital Gains ............        (0.64)        (0.95)        (1.74)
                                                                 ------        ------        ------
Total Distributions ......................................       (0.98)         (1.25)        (1.97)
                                                                 ------        ------        ------
Net Asset Value, End of Year .............................       $13.05        $13.82        $14.10
                                                                 ======        ======        ======
Total Return (%) .........................................         25.2          16.2          16.6
Ratio of Operating Expenses to Average Net Assets (%) ....         2.11          2.08          2.04
Ratio of Net Investment Income to Average Net Assets (%) .         2.62          2.04          1.50
Portfolio Turnover Rate (%) ..............................           54            70            69
Average Commission Rate (a) ..............................           --       $0.0577       $0.0590
Net Assets, End of Year (000) ............................         $718        $2,538        $4,596

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark- ups, mark-downs, or spreads on shares traded on a principal basis.

                                                                        CLASS Y
                                        --------------------------------------------------------
                                           MARCH 8(a)
                                             THROUGH             YEAR ENDED DECEMBER 31,
                                          DECEMBER 31,     -------------------------------------
                                              1994            1995           1996         1997
                                        -----------------     ----           ----         ----
Net Asset Value, Beginning of Period         $12.20          $11.27        $13.15        $13.95
                                             ------          ------        ------        ------
Income From Investment Operations
Net Investment Income ...............          0.38            0.46          0.44          0.40
Net Realized and Unrealized Gain
  (Loss) on Investments .............         (0.72)           2.51          1.76          2.06
                                             ------          ------        ------        ------
Total From Investment Operations ....         (0.34)           2.97          2.20          2.46
                                             ------          ------        ------        ------
Less Distributions Dividends From Net
Investment Income .                           (0.38)          (0.45)        (0.45)        (0.40)
Distributions From
  Net Realized Capital Gains ........         (0.21)          (0.64)        (0.95)        (1.74)
                                             ------          ------        ------        ------
Total Distributions .................         (0.59)          (1.09)        (1.40)        (2.14)
                                             ------          ------        ------        ------
Net Asset Value, End of Period ......        $11.27          $13.15        $13.95        $14.27
                                             ======          ======        ======        ======
Total Return (%) (c) ................          (2.8)           26.8          17.6          18.1
Ratio of Operating Expenses to
  Average Net Assets (%) ............          0.99(b)         1.11          0.88          0.88
Ratio of Net Investment Income
  to Average Net Assets (%) .........          3.69(b)         3.62          3.24          2.66
Portfolio Turnover Rate (%) .........            36              54            70            69
Average Commission Rate (d) .........            --              --       $0.0577       $0.0590
Net Assets, End of Period (000) .....       $39,183         $59,411       $77,665       $85,620

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark- ups, mark-downs, or spreads on shares traded on a principal basis.

                 See accompanying notes to financial statements

                                   NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class B shares on September 13, 1993, of Class C shares on December 30, 1994 and of its Class Y shares on March 8, 1994. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares do not pay a front end or contingent deferred sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, selected by the Fund's adviser as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's advisor, New England Funds Management L.P., and the subadvisor, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences are primarily due to differing treatments for mortgage backed securities, real estate limited partnership investments and market discount transactions.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were as follows:

               PURCHASES                                 SALES
-----------------------------------------  -------------------------------------
  U.S. GOVERNMENT          OTHER          U.S. GOVERNMENT          OTHER
---------------------  ------------------  ------------------  -----------------
    $73,038,774         $188,114,259        $68,451,103        $203,320,091

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Loomis Sayles & Company, L.P. at the rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles & Company, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P., ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Loomis Sayles & Company, L.P. under the management agreement in effect during the year ended December 31,1997 are as follows:

FEES EARNED
-----------
$1,095,379                  New England Funds Management, L.P.
$1,735,375                  Loomis, Sayles & Company, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $63,882 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $471,165 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $7,694 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $567,385 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1997 is $2,041,399.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $170,224 and $9,069 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1997, the Fund paid New England Funds $510,671 and $27,208 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $587,732.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,057
Meeting Fee                                           $109/meeting
Committee Meeting Fee                                 $65/meeting
Committee Chairman Retainer                           $151/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4.  CAPITAL SHARES.   At December 31, 1997 there was an unlimited number of
shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                        ---------------------------------  ---------------------------------
CLASS A                                     SHARES            AMOUNT           SHARES            AMOUNT
-------                                 --------------   ---------------   --------------   ---------------
Shares sold ..........................       2,042,042       $27,474,652        2,817,913       $40,996,836
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income         422,784         5,671,048          334,010         4,805,523
  Distributions from net realized gain       1,028,876        13,651,501        1,767,242        25,250,301
                                            ----------       -----------       ----------       -----------
                                             3,493,702        46,797,201        4,919,165        71,052,660
Shares repurchased ...................      (2,688,513)      (36,228,573)      (4,301,205)      (62,553,540)
                                            ----------       -----------       ----------       -----------
Net increase  ........................         805,189       $10,568,628          617,960       $ 8,499,120
                                            ----------       -----------       ----------       -----------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                        ---------------------------------  ---------------------------------
CLASS B                                     SHARES            AMOUNT           SHARES            AMOUNT
-------                                 --------------   ---------------   --------------   ---------------
Shares sold ..........................       1,210,684       $16,217,164        1,277,539       $18,483,400
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income          78,261         1,044,705           71,225         1,016,924
  Distributions from net realized gain         265,769         3,505,614          566,453         8,034,641
                                            ----------       -----------       ----------       -----------
                                             1,554,714        20,767,483        1,915,217        27,534,965
Shares repurchased ...................        (428,641)       (5,756,244)        (716,112)      (10,405,386)
                                            ----------       -----------       ----------       -----------
Net increase  ........................       1,126,073       $15,011,239        1,199,105       $17,129,579
                                            ----------       -----------       ----------       -----------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                        ---------------------------------  ---------------------------------
CLASS C                                     SHARES            AMOUNT           SHARES            AMOUNT
-------                                 --------------   ---------------   --------------   ---------------
Shares sold ..........................         139,602       $ 1,870,733          155,255       $ 2,254,801
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income           2,512            33,499            3,834            54,473
  Distributions from net realized gain          10,413           137,144           32,135           454,275
                                            ----------       -----------       ----------       -----------
                                               152,527         2,041,376          191,224         2,763,549
Shares repurchased ...................         (23,905)         (318,332)         (48,951)         (713,283)
                                            ----------       -----------       ----------       -----------
Net increase  ........................         128,622       $ 1,723,044          142,273       $ 2,050,266
                                            ----------       -----------       ----------       -----------
                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                        ---------------------------------  ---------------------------------
CLASS Y                                     SHARES            AMOUNT           SHARES            AMOUNT
-------                                 --------------   ---------------   --------------   ---------------
Shares sold ..........................       1,301,205       $17,576,774        2,379,842       $35,365,862
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income         171,746         2,306,879          166,670         2,402,299
  Distributions from net realized gain         366,945         4,878,050          782,566        11,201,375
                                            ----------       -----------       ----------       -----------
                                             1,839,896        24,761,703        3,329,078        48,969,536
Shares repurchased ...................        (789,611)      (10,681,214)      (2,895,751)      (42,421,496)
                                            ----------       -----------       ----------       -----------
Net increase  ........................       1,050,285       $14,080,489          433,327       $ 6,548,040
                                            ----------       -----------       ----------       -----------
Increase derived from capital shares
  transactions .......................       3,110,169       $41,383,400        2,392,665       $34,227,005
                                            ==========       ===========       ==========       ===========

                                 REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of New England Funds Trust I and Shareholders of
NEW ENGLAND BALANCED FUND.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Balanced Fund ("the Fund"), a series of New England Funds Trust I, at December 31, 1997 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

                              NEW ENGLAND FUNDS

Supplement dated March 1, 1998 to the New England Stock Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented August 1, 1997, November 17, 1997 and January 1, 1998); the New England Star Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented June 30, 1997, July 28, 1997, November 17, 1997 and January 1, 1998); and the New England Equity Income Fund Prospectus for Class A, B and C shares dated September 1, 1997 (as supplemented November 17, 1997 and January 1, 1998).

THIS SUPPLEMENT APPLIES TO ALL FUNDS OFFERING CLASS C SHARES:

The cover page of each Prospectus is revised to reflect:

o While no initial sales charge applies to Class B or Class C share purchases, a contingent deferred sales charge (a "CDSC") is imposed upon certain redemptions of Class B and Class C shares.

o New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in the Prospectus as the "Trusts."

THE SHAREHOLDER TRANSACTION EXPENSES CHART FOR CLASS C SHARES APPEARING IN THE "SCHEDULE OF FEES" SECTION IS REVISED WITH RESPECT TO CLASS C SHARES TO READ
AS FOLLOWS:
                                                                       CLASS C
                                                                    ------------
Maximum Initial Sales Charge Imposed on a Purchase (as a
  percentage of offering price)(2) ............................         None
Maximum Contingent Deferred Sales Charge (as a percentage
  of original purchase price or redemption proceeds, as
  applicable)(2) ..............................................        1.00%

(2) Does not apply to reinvested distributions.

In the tables that appear under "Example" in the "Schedule of Fees" section, the expense amounts in the Prospectus for Class C shares for the 1 Year period assume no redemption. If shares are redeemed at period end, expense amounts for each Fund would be as follows: New England Capital Growth Fund, $33; New England Balanced Fund, $31; New England International Equity Fund, $35; New England Value Fund, $31; New England Growth Opportunities Fund, $31; New England Star Advisers Fund, $35; New England Star Worldwide Fund, $44; New England Star Small Cap Fund, $38; New England Equity Income Fund, $33.

THE SECTION ENTITLED "BUYING FUND SHARES--SALES CHARGES--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee and a 0.75% annual distribution fee, are subject to a CDSC of 1.00% on redemptions made within one year from the date of purchase and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealer. The Distributor will retain the service and distribution fees assessed against Class C shares in the first year of investment, and the entire amount of the CDSC paid by Class C shareholders upon redemption in the first year, in order to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of a sale of Class C shares. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will thereafter be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the one-year holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then the CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held longest are the first to be redeemed.

The CDSC on Class C shares is not imposed on shares purchased prior to March 1, 1998.

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gain distributions. The first year of purchase ends one year after the day on which the purchase was accepted.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested. The CDSC may be eliminated for certain persons and organizations. See "Sales Charges--General" below.

THE SECTION ENTITLED "OWNING FUND SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS-- CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

You may exchange Class C shares of any series of the Trusts for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust - Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

IN THE SECTION ENTITLED "FUND DETAILS--PERFORMANCE CRITERIA," THE THIRD SENTENCE IN THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted).

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------
                                  STOCK FUNDS
                              Star Small Cap Fund
                                  Growth Fund
                               Star Advisers Fund
                              Capital Growth Fund
                           Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                 Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                           International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                             Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                       Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                             Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                         Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

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                                                               BROCKTON, MA
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            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------
        [Logo]
      MUTUAL FUND
    SERVICES AWARD
---------------------
        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
---------------------
 1995 o 1996 o 1997

     BL56-0198

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